FORM OF
                                    AMENDMENT
                             DATED FEBRUARY 17, 2006
                                       TO
                         RULE 18F-3 MULTIPLE CLASS PLAN
                                       OF
                               RYDEX SERIES FUNDS,
                             DATED AUGUST 30, 2004,
                                   AS AMENDED

                         RULE 18F-3 MULTIPLE CLASS PLAN

                               FORM OF SCHEDULE A

-------------------------------------------------------------------------------------------------------
FUND                      INVESTOR    ADVISOR   A-CLASS   C-CLASS   H-CLASS   INSTITUTIONAL    MASTER
                          CLASS       CLASS                                   CLASS            CLASS
-------------------------------------------------------------------------------------------------------
Nova                      X           X         X         X
-------------------------------------------------------------------------------------------------------
Ursa                      X           X         X         X
-------------------------------------------------------------------------------------------------------
OTC                       X           X         X         X
-------------------------------------------------------------------------------------------------------
Arktos                    X           X         X         X
-------------------------------------------------------------------------------------------------------
U.S. Government Bond      X           X         X         X
-------------------------------------------------------------------------------------------------------
Juno                      X           X         X         X
-------------------------------------------------------------------------------------------------------
U.S. Government
Money Market              X           X         X         X                   X
-------------------------------------------------------------------------------------------------------
Nova Master                                                                                    X
-------------------------------------------------------------------------------------------------------
Ursa Master                                                                                    X
-------------------------------------------------------------------------------------------------------
OTC Master                                                                                     X
-------------------------------------------------------------------------------------------------------
Arktos Master                                                                                  X
-------------------------------------------------------------------------------------------------------
Juno Master                                                                                    X
-------------------------------------------------------------------------------------------------------
Utilities Master                                                                               X
-------------------------------------------------------------------------------------------------------
Medius Master                                                                                  X
-------------------------------------------------------------------------------------------------------
Inverse Mid-Cap Master                                                                         X
-------------------------------------------------------------------------------------------------------
Inverse Small-Cap
Master                                                                                         X
-------------------------------------------------------------------------------------------------------
Large-Cap Europe                                X         X         X
-------------------------------------------------------------------------------------------------------
Large-Cap Japan                                 X         X         X
-------------------------------------------------------------------------------------------------------
All-Cap Value                                                       X
-------------------------------------------------------------------------------------------------------
Mekros                                          X         X         X
-------------------------------------------------------------------------------------------------------
Medius                                          X         X         X
-------------------------------------------------------------------------------------------------------
Large-Cap Value                                 X         X         X
-------------------------------------------------------------------------------------------------------
Large-Cap Growth                                X         X         X
-------------------------------------------------------------------------------------------------------
Mid-Cap Value                                   X         X         X
-------------------------------------------------------------------------------------------------------
Mid-Cap Growth                                  X         X         X
-------------------------------------------------------------------------------------------------------
Inverse Mid-Cap                                 X         X         X
-------------------------------------------------------------------------------------------------------
Small-Cap Value                                 X         X         X
-------------------------------------------------------------------------------------------------------
Small-Cap Growth                                X         X         X
-------------------------------------------------------------------------------------------------------
Inverse Small-Cap                               X         X         X
-------------------------------------------------------------------------------------------------------
Strengthening Dollar                            X         X         X
-------------------------------------------------------------------------------------------------------
Weakening Dollar                                X         X         X
-------------------------------------------------------------------------------------------------------
Banking                   X           X         X         X
-------------------------------------------------------------------------------------------------------
Basic Materials           X           X         X         X
-------------------------------------------------------------------------------------------------------
Biotechnology             X           X         X         X
-------------------------------------------------------------------------------------------------------
Commodities                                     X         X         X
-------------------------------------------------------------------------------------------------------
Consumer Products         X           X         X         X
-------------------------------------------------------------------------------------------------------
Electronics               X           X         X         X
-------------------------------------------------------------------------------------------------------
Energy                    X           X         X         X
-------------------------------------------------------------------------------------------------------
Energy Services           X           X         X         X
-------------------------------------------------------------------------------------------------------
Financial Services        X           X         X         X
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
FUND                      INVESTOR    ADVISOR   A-CLASS   C-CLASS   H-CLASS   INSTITUTIONAL    MASTER
                          CLASS       CLASS                                   CLASS            CLASS
-------------------------------------------------------------------------------------------------------
Health Care               X           X         X         X
-------------------------------------------------------------------------------------------------------
Internet                  X           X         X         X
-------------------------------------------------------------------------------------------------------
Leisure                   X           X         X         X
-------------------------------------------------------------------------------------------------------
Precious Metals           X           X         X         X
-------------------------------------------------------------------------------------------------------
Real Estate                                     X         X         X
-------------------------------------------------------------------------------------------------------
Retailing                 X           X         X         X
-------------------------------------------------------------------------------------------------------
Technology                X           X         X         X
-------------------------------------------------------------------------------------------------------
Telecommunications        X           X         X         X
-------------------------------------------------------------------------------------------------------
Transportation            X           X         X         X
-------------------------------------------------------------------------------------------------------
Utilities                 X           X         X         X
-------------------------------------------------------------------------------------------------------
Sector Rotation                                 X         X         X
-------------------------------------------------------------------------------------------------------
Core Equity                                     X         X         X
-------------------------------------------------------------------------------------------------------
Absolute Return
Strategies                                      X         X         X
-------------------------------------------------------------------------------------------------------
Market Neutral                                  X         X         X
-------------------------------------------------------------------------------------------------------
Hedged Equity                                   X         X         X
-------------------------------------------------------------------------------------------------------
S&P 500                                         X         X         X
-------------------------------------------------------------------------------------------------------
RUSSELL 2000                                    X         X         X
-------------------------------------------------------------------------------------------------------

                          ADDITIONS ARE NOTED IN BOLD.